UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 6, 2026
Date of Report (Date of earliest event reported)

WHITE MOUNTAINS INSURANCE GROUP, LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	1-8993 (Commission file number)	94-2708455 (I.R.S. Employer Identification No.)

23 South Main Street, Suite 3B, Hanover, New Hampshire 03755
(Address of principal executive offices)

(603) 640-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $1.00 per share	WTM	New York Stock Exchange
	WTM.BH	Bermuda Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                     Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 6, 2026, White Mountains Insurance Group, Ltd. issued a press release announcing its results for the three and six months ended June 30, 2026. The press release furnished herewith is attached as Exhibit 99.1 to this Form 8-K.
Certain information included in the press release constitutes non-GAAP financial measures (as defined in Regulation G of the Securities and Exchange Commission). Specifically, there are 14 non-GAAP financial measures: (i) Ark’s tangible book value, (ii) Ark’s growth in tangible book value, (iii) Kudu’s earnings before interest, taxes, depreciation and amortization (“EBITDA”), (iv) Kudu’s adjusted EBITDA, (v) Kudu’s annualized adjusted EBITDA, (vi) Kudu’s annualized revenue, (vii) Kudu’s cash revenue yield, (viii) Distinguished’s ScaleCo net income (loss), (ix) Distinguished’s ScaleCo EBITDA, (x) Distinguished’s ScaleCo adjusted EBITDA, (xi) WTM Partners’s EBITDA, (xii) WTM Partners’s adjusted EBITDA, (xiii) total consolidated portfolio return excluding MediaAlpha and (xiv) total equity portfolio return excluding MediaAlpha. These non-GAAP financial measures have been reconciled from their most comparable GAAP financial measures.
Ark’s tangible book value and growth in tangible book value are non-GAAP financial measures. Tangible book value is a non-GAAP financial measure derived by adjusting GAAP book value to exclude (i) goodwill and other intangible assets, (ii) the deferred tax liability on other intangible assets and (iii) the contingent consideration liability. The contingent consideration liability represents the estimated fair value of the additional shares that could be earned by management rollover shareholders if and to the extent that White Mountains achieves certain multiple of invested capital return thresholds. If earned, these additional shares would result in a reallocation of economics among Ark’s shareholders, which is reflected in the fair value of the contingent consideration liability recorded by White Mountains, but would have no impact on Ark’s stand-alone book value or tangible book value. Growth in tangible book value equals the change in tangible book value plus dividends for the period divided by beginning tangible book value.
White Mountains believes that these non-GAAP financial measures are useful to management and investors in evaluating Ark’s enterprise value. The following table presents the reconciliation of Ark’s GAAP equity to tangible book value:

$ in millions	June 30, 2026	March 31, 2026	December 31, 2025
Ark’s GAAP book value	$1,615.0	$1,547.1	$1,593.9
Less: goodwill and other intangible assets, net (1)	(248.6)	(248.6)	(248.6)
Plus: contingent consideration	370.0	338.3	328.3
Ark’s tangible book value	$1,736.4	$1,636.8	$1,673.6

Year-to-date dividends declared	$50.5	$50.5	$41.5

Quarter-to-date growth in GAAP book value, including dividends:	4.4%	0.2%	(2.1)%
Quarter-to-date growth in tangible book value, including dividends:	6.1%	0.8%	4.0%
Year-to-date growth in GAAP book value, including dividends:	4.5%	0.2%	13.7%
Year-to-date growth in tangible book value, including dividends:	6.8%	0.8%	27.6%
(1) Amounts are net of deferred tax liabilities related to other intangible assets of $43.9.

Kudu’s EBITDA, adjusted EBITDA, annualized adjusted EBITDA, annualized revenue and cash revenue yield are non-GAAP financial measures. EBITDA is a non-GAAP financial measure that adds back interest expense on debt, income tax (expense) benefit, depreciation and amortization of other intangible assets to GAAP net income (loss). Adjusted EBITDA is a non-GAAP financial measure that excludes certain other items in GAAP net income (loss) in addition to those added back to calculate EBITDA. The items relate to (i) net realized and unrealized investment gains (losses) on Kudu’s revenue and earnings participation contracts, (ii) non-cash equity-based compensation expense and (iii) transaction expenses. A description of each item follows:
•Net realized and unrealized investment gains (losses) - Represents net unrealized investment gains and losses recorded on Kudu’s revenue and earnings participation contracts, which are recorded at fair value under GAAP, and realized investment gains and losses from participation contracts sold during the period.
•Non-cash equity-based compensation expense - Represents non-cash expenses related to Kudu’s management compensation that are settled with equity units in Kudu.
•Transaction expenses - Represents costs directly related to Kudu’s mergers and acquisitions activity, such as external lawyer, banker, consulting and placement agent fees, which are not capitalized and are expensed under GAAP.

Annualized adjusted EBITDA is a non-GAAP financial measure that (i) annualizes partial year revenues related to Kudu’s revenue and earnings participation contracts acquired during the previous 12-month period and (ii) removes partial year revenues related to revenue and earnings participation contracts sold during the previous 12-month period. Annualized revenue is a non-GAAP financial measure that adds the adjustments for annualized adjusted EBITDA to GAAP net investment income. Cash revenue yield is a non-GAAP financial measure that is derived using annualized revenue as a percentage of total net capital drawn and invested. The most directly comparable GAAP financial measure is net investment income revenue yield, which is derived using GAAP net investment income as a percentage of total net capital drawn and invested.
White Mountains believes that these non-GAAP financial measures are useful to management and investors in evaluating Kudu’s underlying performance. White Mountains also believes that annualized adjusted EBITDA is useful to management and investors in understanding the full earnings profile of Kudu’s business as of the end of any 12-month period. See page 18 of Exhibit 99.1 to this Form 8-K for the reconciliation of Kudu’s GAAP net income (loss) to EBITDA, adjusted EBITDA and annualized adjusted EBITDA, and the reconciliation of Kudu’s GAAP net investment income to annualized revenue.
Distinguished’s ScaleCo net income (loss), ScaleCo EBITDA and ScaleCo adjusted EBITDA are non-GAAP financial measures. ScaleCo net income (loss) is a non-GAAP financial measure that excludes the results of the GrowthCo vertical, which is consolidated under GAAP, from Distinguished’s consolidated GAAP net income (loss). ScaleCo EBITDA is a non-GAAP financial measure that adds back interest expense on debt, income tax (expense) benefit, depreciation and amortization of other intangible assets to ScaleCo net income (loss). ScaleCo adjusted EBITDA is a non-GAAP financial measure that excludes certain other items in GAAP net income (loss) in addition to those items added back to calculate ScaleCo EBITDA. The items relate to (i) non-cash equity-based compensation expense, (ii) restructuring expenses and (iii) legal settlement expenses. A description of each item follows:
•Non-cash equity-based compensation expense - Represents non-cash expenses related to Distinguished’s management compensation that are settled with equity units in Distinguished.
•Restructuring expenses - Represents costs related to Distinguished’s corporate restructuring and capital planning activities.
•Legal settlement expenses - Represents amounts incurred related to legal settlements.
White Mountains believes that these non-GAAP financial measures are useful to management and investors in evaluating Distinguished’s underlying performance. White Mountains also believes that excluding the results of the GrowthCo vertical, which Distinguished views as an investment in start-up programs, is useful to understanding the underlying performance of Distinguished’s established programs. See page 21 of Exhibit 99.1 to this Form 8-K for the reconciliation of Distinguished’s consolidated GAAP net income (loss) to ScaleCo net income (loss), ScaleCo EBITDA and ScaleCo adjusted EBITDA.
WTM Partners’s EBITDA and adjusted EBITDA are non-GAAP financial measures. EBITDA is a non-GAAP financial measure that adds back interest expense on debt, income tax (expense) benefit, depreciation and amortization of other intangible assets to GAAP net income (loss). Adjusted EBITDA is a non-GAAP financial measure that excludes certain other items in GAAP net income (loss) in addition to those added back to calculate EBITDA. The items relate to (i) transaction expenses and (ii) restructuring and integration expenses. A description of each item follows:
•Transaction expenses - Represents costs directly related to WTM Partners’s mergers and acquisitions activity, such as external lawyer, banker, consulting and placement agent fees, which are not capitalized and are expensed under GAAP.
•Restructuring and integration expenses - Represents costs related to WTM Partners’s corporate restructuring and mergers and acquisitions integration activities.
White Mountains believes that these non-GAAP financial measures are useful to management and investors in evaluating WTM Partners’s underlying performance. See page 22 of Exhibit 99.1 to this Form 8-K for the reconciliation of WTM Partners’s GAAP net income (loss) to EBITDA and adjusted EBITDA.

Total consolidated portfolio return excluding MediaAlpha and total equity portfolio return excluding MediaAlpha are non-GAAP financial measures that remove the net investment income and net realized and unrealized investment gains (losses) from White Mountains’s investment in MediaAlpha. White Mountains believes these measures to be useful to management and investors by showing the underlying performance of White Mountains’s investment portfolio and equity portfolio without regard to White Mountains’s investment in MediaAlpha. The following tables present reconciliations from GAAP to the reported percentages:

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Total consolidated portfolio return	3.5%	2.7%	3.7%	4.5%
Remove MediaAlpha	(0.7)	(0.4)	0.1	0.2
Total consolidated portfolio return excluding MediaAlpha	2.8%	2.3%	3.8%	4.7%

Three Months Ended June 30, 2026
Total equity portfolio return	6.1%
Remove MediaAlpha	(1.2)
Total equity portfolio return excluding MediaAlpha	4.9%

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1 Press Release of White Mountains Insurance Group, Ltd. dated August 6, 2026, furnished herewith.
104 Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
August 6, 2026	By:	/s/ MICHAELA J. HILDRETH Michaela J. Hildreth Managing Director and Chief Accounting Officer

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